SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2004

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-8940 (Commission File Number)	13-3260245 (IRS Employer Identification No.)

120 Park Avenue, New York, New York (Address of Principal Executive Offices)		10017-5592 (Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

      On April 3, 2004, Philip Morris International Inc., a wholly-owned subsidiary of Altria Group, Inc., issued a press release concerning negotiations with the European Commission regarding a draft cooperation agreement. The terms of a draft agreement have been submitted to several Member States of the European Union. A copy of the press release is attached as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

Date: April 5, 2004	By:	/s/ G. Penn Holsenbeck

		Name:	G. Penn Holsenbeck
		Title:	Vice President, Associate General Counsel
and Corporate Secretary

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Philip Morris International Inc. Press Release dated April 3, 2004